UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

811-23264

Investment Company Act file number

Altaba Inc.

(Exact name of registrant as specified in charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period: September 30, 2018

Item 1. Schedule of Investments.

Altaba Inc.

Consolidated Schedule of Investments

As of September 30, 2018 (unaudited)

($ in 000’s, except strike prices)

Description			Expiration	Principal $ / Shares / Units	Fair Value $
Affiliated Investments at Fair Value — 108.8%
Online Services and e-Commerce
Common shares - 108.8%
Alibaba Group Holding Limited (1)(2)(3)(4)				283,315,416	46,679,048
Other common shares in affiliated investments at fair value — 0.0%
Gomaji Corp., Ltd. (3)				3,443,942	3,006
Total Affiliated Investments at Fair Value (Cost — $2,017,332)					46,682,054
Unaffiliated Investments at Fair Value — 0.0%
Internet Software & Services
Common shares - 0.0%
SeatGeek, Inc. (1)(5)				47,463	185
Total Common Shares (Cost — $9)					185

Fixed Income Securities		Rate % (6)	Final Maturity (7)	Principal $	Fair Value $
Money Market Funds — 5.2%
Fidelity Government Portfolio — Class I		1.92		934,272	934,272
Invesco Government and Agency Portfolio — Institutional Class		1.97		1,000,000	1,000,000
Invesco Government Treasury and Agency Portfolio — Institutional Class		1.97		294,348	294,348
JP Morgan U.S. Government Money Market Fund — Capital Class		1.94		7,009	7,009
Total Money Market Investments (Cost — $2,235,629)				2,235,629	2,235,629

	Rate Type	Rate % (8)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 1.1%
Financial — 0.5%
Berkshire Hathaway Finance Corp.	Floating	3.02 (3 month LIBOR USD + 0.69)	3/15/2019	5,102	5,117
Branch Banking and Trust Co.	Floating	2.87 (3 month LIBOR USD + 0.53)	5/1/2019	12,500	12,528
Jackson National Life Global Funding	Fixed	1.88	10/15/2018	15,989	15,985
National Rural Utilities Coop Finance Corp	Fixed	1.65	2/8/2019	275	274
National Rural Utilities Coop Finance Corp	Fixed	10.38	11/1/2018	9,801	9,862
National Rural Utilities Coop Finance Corp	Floating	2.54 (3 month LIBOR USD + 0.20)	4/5/2019	14,952	14,962
New York Life Global Funding	Fixed	1.55	11/2/2018	29,500	29,478
Principal Life Global Funding II	Fixed	1.50	4/18/2019	3,870	3,846
Principal Life Global Funding II	Fixed	2.25	10/15/2018	14,148	14,147
Protective Life Global Funding	Floating	2.76 (3 month LIBOR USD + 0.42)	3/29/2019	10,000	10,013
U.S. Bancorp	Fixed	1.95	11/15/2018	28,000	27,983
U.S. Bancorp	Floating	2.80 (3 month LIBOR USD + 0.49)	11/15/2018	12,250	12,252
USAA Capital Corp.	Floating	2.57 (3 month LIBOR USD + 0.23)	2/1/2019	2,520	2,522
Wells Fargo Bank N.A.	Fixed	1.80	11/28/2018	38,000	37,961
Westpac Banking Corp	Fixed	1.95	11/23/2018	28,500	28,478
Total				225,407	225,408

Industrial — 0.6%
Altera Corp	Fixed	2.50	11/15/2018	4,500	4,501
American Honda Finance Corp	Fixed	1.50	11/19/2018	19,500	19,473
American Honda Finance Corp	Fixed	2.13	10/10/2018	20,000	19,997
American Honda Finance Corp	Floating	2.60 (3 month LIBOR USD + 0.28)	11/19/2018	11,172	11,176
Apple Inc.	Fixed	1.70	2/22/2019	12,000	11,968
Apple Inc.	Floating	3.13 (3 month LIBOR USD + 0.82)	2/22/2019	7,000	7,023
Caterpillar Financial Services Corp.	Fixed	1.80	11/13/2018	18,300	18,285
Chevron Corp	Fixed	1.79	11/16/2018	7,000	6,995
Cisco Systems Inc.	Floating	2.68 (3 month LIBOR USD + 0.34)	9/20/2019	11,000	11,032
John Deere Capital Corporation	Fixed	1.65	10/15/2018	7,394	7,392
John Deere Capital Corporation	Floating	2.91 (3 month LIBOR USD + 0.57)	1/8/2019	12,500	12,519
Johnson & Johnson	Floating	2.59 (3 month LIBOR USD + 0.27)	3/1/2019	2,339	2,342
Microsoft Corp	Fixed	1.30	11/3/2018	32,582	32,545
Oracle Corp	Fixed	2.38	1/15/2019	5,000	4,997
Shell International Finance BV	Fixed	1.63	11/10/2018	4,000	3,996
Shell International Finance BV	Fixed	2.00	11/15/2018	20,000	19,988
Toyota Motor Credit Corporation	Fixed	2.00	10/24/2018	20,000	19,995
Toyota Motor Credit Corporation	Floating	2.60 (3 month LIBOR USD + 0.26)	1/9/2019	2,000	2,001
Toyota Motor Credit Corporation	Floating	2.73 (3 month LIBOR USD + 0.39)	1/17/2019	6,000	6,007
Toyota Motor Credit Corporation	Floating	3.14 (3 month LIBOR USD + 0.82)	2/19/2019	5,359	5,376
Walt Disney Company	Floating	2.66 (3 month LIBOR USD + 0.32)	1/8/2019	20,000	20,016
Total				247,646	247,624
Total Corporate Debt (Cost — $473,267)				473,053	473,032
Commercial Paper — 15.0%		Rate % (9)
ABN Amro Funding USA LLC	Zero Coupon	2.27	11/26/2018	15,000	14,947
ABN Amro Funding USA LLC	Zero Coupon	2.30	1/11/2019	35,000	34,774
ABN Amro Funding USA LLC	Zero Coupon	2.44	2/25/2019	50,000	49,508
Australia and New Zealand Banking Group Limited	Zero Coupon	2.25	1/10/2019	100,000	99,374
Australia and New Zealand Banking Group Limited	Zero Coupon	2.25	1/11/2019	100,000	99,368
BNZ International Funding Limited	Zero Coupon	2.27	11/13/2018	31,880	31,794
BPCE	Zero Coupon	2.28	11/8/2018	60,000	59,857
BPCE	Zero Coupon	2.26	11/30/2018	40,000	39,850
BPCE	Zero Coupon	2.37	12/20/2018	100,000	99,478
Caisse des Depots et Consignations	Zero Coupon	2.10	10/24/2018	75,000	74,900
Caisse des Depots et Consignations	Zero Coupon	2.26	11/15/2018	58,418	58,254
The Coca-Cola Company	Zero Coupon	2.10	10/30/2018	49,500	49,417
The Coca-Cola Company	Zero Coupon	2.10	10/31/2018	70,000	69,878
The Coca-Cola Company	Zero Coupon	2.12	11/13/2018	25,000	24,937
The Coca-Cola Company	Zero Coupon	2.14	11/20/2018	125,000	124,630
The Coca-Cola Company	Zero Coupon	2.19	12/3/2018	36,000	35,863
The Coca-Cola Company	Zero Coupon	2.20	12/4/2018	65,000	64,748
The Coca-Cola Company	Zero Coupon	2.35	1/11/2019	100,000	99,340
Commonwealth Bank of Australia	Zero Coupon	2.20	11/16/2018	50,000	49,861
Cummins Inc.	Zero Coupon	2.08	10/9/2018	20,000	19,991
Cummins Inc.	Zero Coupon	2.08	10/11/2018	94,000	93,946
Danske Corp	Zero Coupon	2.25	11/20/2018	75,000	74,768
Danske Corp	Zero Coupon	2.25	11/26/2018	25,000	24,913
Danske Corp	Zero Coupon	2.25	12/3/2018	25,000	24,902
Danske Corp	Zero Coupon	2.30	1/11/2019	25,000	24,838
John Deere Capital Corporation	Zero Coupon	2.02	10/10/2018	125,000	124,937

John Deere Capital Corporation	Zero Coupon	2.11	10/22/2018	75,000	74,908
John Deere Capital Corporation	Zero Coupon	2.18	10/30/2018	75,000	74,869
Exxon Mobil Corp	Zero Coupon	—	10/1/2018	50,000	50,000
Exxon Mobil Corp	Zero Coupon	1.98	10/3/2018	50,000	49,995
Exxon Mobil Corp	Zero Coupon	2.04	10/10/2018	115,000	114,942
Exxon Mobil Corp	Zero Coupon	2.01	10/16/2018	60,000	59,950
Exxon Mobil Corp	Zero Coupon	2.00	10/22/2018	100,000	99,884
Exxon Mobil Corp	Zero Coupon	2.08	11/30/2018	14,500	14,450
Exxon Mobil Corp	Zero Coupon	2.03	12/5/2018	50,000	49,818
Exxon Mobil Corp	Zero Coupon	2.18	12/11/2018	90,000	89,617
Exxon Mobil Corp	Zero Coupon	2.22	12/12/2018	80,000	79,648
Exxon Mobil Corp	Zero Coupon	2.18	12/17/2018	20,000	19,908
Federation des Caisses Desjardins du Quebec	Zero Coupon	2.10	10/12/2018	32,750	32,729
Federation des Caisses Desjardins du Quebec	Zero Coupon	2.29	12/12/2018	100,000	99,546
General Dynamics Corp	Zero Coupon	2.04	10/16/2018	80,000	79,932
General Dynamics Corp	Zero Coupon	2.08	10/23/2018	53,000	52,933
Henkel US Operations Corp	Zero Coupon	2.22	11/15/2018	35,000	34,904
Henkel US Operations Corp	Zero Coupon	2.26	12/10/2018	17,000	16,926
KfW	Zero Coupon	—	10/1/2018	30,000	30,000
Koch Resources, LLC	Zero Coupon	2.08	10/12/2018	13,000	12,992
Lloyds Bank PLC	Zero Coupon	2.24	11/26/2018	60,000	59,793
Merck & Co., Inc.	Zero Coupon	1.98	10/10/2018	50,000	49,975
National Australia Bank Limited	Zero Coupon	2.20	12/7/2018	50,000	49,797
National Australia Bank Limited	Zero Coupon	2.15	12/10/2018	75,000	74,689
National Australia Bank Limited	Zero Coupon	2.15	12/17/2018	75,000	74,657
National Securities Clearing Corporation	Zero Coupon	2.09	11/2/2018	20,000	19,963
National Securities Clearing Corporation	Zero Coupon	2.16	11/16/2018	30,000	29,918
National Securities Clearing Corporation	Zero Coupon	2.16	11/20/2018	50,000	49,851
National Securities Clearing Corporation	Zero Coupon	2.17	11/28/2018	20,000	19,931
National Securities Clearing Corporation	Zero Coupon	2.17	11/30/2018	100,000	99,642
National Securities Clearing Corporation	Zero Coupon	2.20	12/11/2018	30,000	29,871
Nestle Capital Corp	Zero Coupon	2.20	11/13/2018	40,000	39,896
Nestle Capital Corp	Zero Coupon	2.22	11/15/2018	30,000	29,917
Nestle Capital Corp	Zero Coupon	2.19	11/30/2018	50,000	49,819
Nestle Capital Corp	Zero Coupon	2.19	12/7/2018	80,000	79,677
Nissan Motor Acceptance Corporation	Zero Coupon	2.14	11/2/2018	22,000	21,958
Nissan Motor Acceptance Corporation	Zero Coupon	2.16	11/13/2018	18,000	17,954
Nissan Motor Acceptance Corporation	Zero Coupon	2.21	12/6/2018	20,000	19,920
Nissan Motor Acceptance Corporation	Zero Coupon	2.21	12/7/2018	60,000	59,755
Nissan Motor Acceptance Corporation	Zero Coupon	2.28	1/11/2019	50,000	49,680
Nissan Motor Acceptance Corporation	Zero Coupon	2.35	2/25/2019	50,000	49,524
PSP Capital Inc.	Zero Coupon	2.17	11/27/2018	60,000	59,796
PSP Capital Inc.	Zero Coupon	2.19	11/28/2018	50,000	49,825
Paccar Financial Corp	Zero Coupon	2.07	10/12/2018	19,000	18,988
The Procter & Gamble Company	Zero Coupon	2.22	12/10/2018	75,000	74,679
The Procter & Gamble Company	Zero Coupon	2.22	12/12/2018	165,000	164,274
The Procter & Gamble Company	Zero Coupon	2.22	12/13/2018	100,000	99,554
Roche Holdings, Inc.	Zero Coupon	1.98	10/3/2018	20,000	19,998
Santander UK PLC	Zero Coupon	2.24	11/30/2018	60,000	59,778
Santander UK PLC	Zero Coupon	2.29	12/7/2018	60,000	59,746
Simon Property Group, L.P.	Zero Coupon	2.03	10/10/2018	25,000	24,987
Simon Property Group, L.P.	Zero Coupon	2.03	10/16/2018	30,000	29,975
Simon Property Group, L.P.	Zero Coupon	2.09	10/22/2018	20,000	19,976

Simon Property Group, L.P.	Zero Coupon	2.14	11/26/2018	45,000	44,851
Simon Property Group, L.P.	Zero Coupon	2.17	12/5/2018	80,000	79,689
Skandinaviska Enskilda Banken AB	Zero Coupon	2.25	12/7/2018	60,000	59,751
Societe Generale	Zero Coupon	2.30	12/7/2018	60,000	59,745
Sumitomo Mitsui Banking Corp	Zero Coupon	2.07	10/22/2018	85,000	84,898
Sumitomo Mitsui Banking Corp	Zero Coupon	2.26	11/14/2018	60,000	59,836
Sumitomo Mitsui Banking Corp	Zero Coupon	2.27	11/27/2018	60,000	59,786
Sumitomo Mitsui Banking Corp	Zero Coupon	2.26	12/10/2018	95,000	94,586
Sumitomo Mitsui Banking Corp	Zero Coupon	2.21	12/17/2018	50,000	49,766
Sumitomo Mitsui Banking Corp	Zero Coupon	2.28	1/11/2019	90,000	89,424
Svenska Handelsbanken AB	Zero Coupon	2.25	12/7/2018	60,000	59,751
Swedbank AB	Zero Coupon	2.23	11/30/2018	25,000	24,908
Swedbank AB	Zero Coupon	2.25	12/5/2018	50,000	49,799
Swedbank AB	Zero Coupon	2.27	12/6/2018	135,000	134,443
Toronto-Dominion Bank	Zero Coupon	2.11	10/22/2018	45,000	44,945
Toronto-Dominion Bank	Zero Coupon	2.22	11/29/2018	45,500	45,336
Toronto-Dominion Bank	Zero Coupon	2.22	11/30/2018	75,000	74,725
Toronto-Dominion Bank	Zero Coupon	2.24	12/7/2018	54,500	54,275
Toronto-Dominion Bank	Zero Coupon	2.30	12/10/2018	55,000	54,756
Toronto-Dominion Bank	Zero Coupon	2.21	12/17/2018	25,000	24,883
Total Capital Canada Ltd.	Zero Coupon	2.14	11/1/2018	50,000	49,908
Total Capital Canada Ltd.	Zero Coupon	2.18	11/6/2018	60,000	59,870
Toyota Credit Canada Inc.	Zero Coupon	2.35	12/7/2018	50,000	49,783
Toyota Industries Commercial Finance, Inc.	Zero Coupon	2.06	10/9/2018	20,000	19,991
Toyota Industries Commercial Finance, Inc.	Zero Coupon	2.21	11/15/2018	35,000	34,904
Toyota Motor Credit Corporation	Zero Coupon	2.11	11/1/2018	38,000	37,931
Unilever Capital Corporation	Zero Coupon	2.03	10/23/2018	30,000	29,963
United Parcel Service, Inc.	Zero Coupon	1.99	10/4/2018	50,000	49,992
United Parcel Service, Inc.	Zero Coupon	1.99	10/5/2018	50,000	49,989
Walmart Inc.	Zero Coupon	2.00	10/9/2018	50,000	49,978
Walmart Inc.	Zero Coupon	2.00	10/10/2018	143,000	142,929
Walmart Inc.	Zero Coupon	2.18	10/29/2018	135,000	134,772
Walmart Inc.	Zero Coupon	2.13	10/31/2018	90,000	89,841
Total Commercial Paper (Cost — $6,414,768)				6,435,048	6,414,791

Certificates of Deposits — 1.3%		Rate % (8)
Bank of Montreal	Fixed	2.15	11/1/2018	50,000	50,000
Bank of Montreal	Fixed	2.30	12/20/2018	75,000	75,000
Bank of Montreal	Fixed	2.34	1/11/2019	62,500	62,500
Bank of Montreal	Fixed	2.14	12/7/2018	60,000	60,000
Bank of Montreal	Fixed	2.35	1/4/2019	60,000	60,000
BNP Paribas	Fixed	2.23	12/14/2018	75,000	75,000
BNP Paribas	Fixed	2.25	12/20/2018	75,000	75,000
BNP Paribas	Fixed	2.25	12/13/2018	100,000	100,000
Total Certificates of Deposits (Cost — $557,500)				557,500	557,500
Agency Bonds — 0.0%
Federal Home Loan Mortgage Corp	Fixed	2.31	1/25/2019	20,000	19,938
Total Agency Bonds (Cost — $20,000)				20,000	19,938

Agency Notes—5.4%		Rate % (9)
Federal Home Loan Banks	Zero Coupon	0.88	10/3/2018	17,975	17,973
Federal Home Loan Banks	Zero Coupon	1.25	10/5/2018	4,275	4,274
Federal Home Loan Banks	Zero Coupon	1.70	10/12/2018	41,710	41,683
Federal Home Loan Banks	Zero Coupon	1.81	10/17/2018	145,000	144,864
Federal Home Loan Banks	Zero Coupon	1.95	10/29/2018	50,000	49,917
Federal Home Loan Banks	Zero Coupon	2.07	11/23/2018	300,000	299,049
Federal Home Loan Banks	Zero Coupon	2.13	12/7/2018	950,000	946,143
Federal Home Loan Banks	Zero Coupon	2.13	12/10/2018	100,000	99,576
Federal Home Loan Banks	Zero Coupon	2.13	12/12/2018	115,000	114,499
Federal Home Loan Mortgage Corp	Zero Coupon	2.12	12/5/2018	250,000	249,015
Federal Home Loan Mortgage Corp	Zero Coupon	2.12	12/6/2018	340,000	338,640
Total Agency Notes (Cost — $2,306,085)				2,313,960	2,305,633
U.S. Government Debt — 6.9%
United States Treasury	Zero Coupon	2.07	12/6/2018	650,000	647,465
United States Treasury	Zero Coupon	2.15	1/3/2019	175,000	174,008
United States Treasury	Zero Coupon	2.29	2/28/2019	100,000	99,050
United States Treasury	Zero Coupon	2.06	11/29/2018	180,000	179,374
United States Treasury	Zero Coupon	2.08	12/13/2018	40,000	39,828
United States Treasury	Zero Coupon	2.15	1/10/2019	200,000	198,780
United States Treasury	Fixed	2.12	11/30/2018	135,000	134,796
United States Treasury (4)	Fixed	1.50	12/31/2018	650,990	649,808
United States Treasury	Fixed	2.12	11/30/2018	100,000	99,870
United States Treasury	Fixed	1.94	10/31/2018	97,600	97,496
United States Treasury (4)	Fixed	1.13	2/28/2019	655,864	652,585
Total U.S. Government Debt (Cost — $2,974,417)				2,984,454	2,973,060
Total Short Term Fixed Income Securities (Cost — $12,746,037) — 29.7%				12,784,015	12,743,954
Long Term
Corporate Debt — 0.5%
Financial — 0.2%
Berkshire Hathaway Finance Corp.	Floating	2.65 (3 month LIBOR USD + 0.32)	1/10/2020	2,500	2,505
Branch Banking and Trust Co.	Floating	2.79 (3 month LIBOR USD + 0.45)	1/15/2020	4,000	4,015
Mass Mutual Global Funding II	Fixed	1.95	9/22/2020	20,000	19,567
Protective Life Global Funding	Fixed	2.16	9/25/2020	7,000	6,836
U.S. Bank N.A	Fixed	2.05	10/23/2020	25,000	24,484
Wells Fargo Bank N.A.	Fixed	2.60	1/15/2021	35,000	34,407
Total				93,500	91,814

Industrial — 0.3%
American Honda Finance Corp	Fixed	2.45	9/24/2020	20,000	19,768
American Honda Finance Corp	Fixed	2.65	2/12/2021	12,500	12,353
American Honda Finance Corp	Floating	2.55 (3 month LIBOR USD + 0.21)	2/12/2021	12,500	12,501
Apple Inc.	Floating	2.54 (3 month LIBOR USD + 0.20)	2/7/2020	13,506	13,538
Apple Inc.	Floating	2.41 (3 month LIBOR USD + 0.07)	5/11/2020	7,000	7,002
Chevron Corp	Floating	2.53 (3 month LIBOR USD + 0.21)	3/3/2020	12,000	12,028
Daimler Finance North America LLC	Fixed	2.30	1/6/2020	18,543	18,365
Honeywell International Inc.	Floating	2.62 (3 month LIBOR USD + 0.28)	10/30/2019	3,563	3,572
Intel Corp	Floating	2.42 (3 month LIBOR USD + 0.08)	5/11/2020	11,000	11,017
John Deere Capital Corporation	Floating	2.63 (3 month LIBOR USD + 0.30)	3/13/2020	8,140	8,159
Siemens Financieringsmaatschappij N.V.	Floating	2.67 (3 month LIBOR USD + 0.34)	3/16/2020	15,000	15,043
Toyota Motor Credit Corporation	Floating	2.60 (3 month LIBOR USD + 0.26)	4/17/2020	12,000	12,020
Total				145,752	145,366
Total Corporate Debt (Cost — $238,297)				239,252	237,180
Total Long Term Fixed Income Securities (Cost — $238,297) — 0.5%				239,252	237,180

Call Options (5)(10)	Counterparty	# of Contracts	Strike Price $	Expiration	Notional Amount $	Fair Value $
Call Options — 0.7%
Altaba Inc.	JP Morgan	1	53.24	12/1/2018	456,851	102,048
Altaba Inc.	Goldman Sachs	1	53.24	12/1/2018	456,851	102,048
Altaba Inc.	Citibank	1	53.24	12/1/2018	171,298	38,263
Altaba Inc.	Morgan Stanley	1	53.24	12/1/2018	171,298	38,263
Total Call Options (Premiums Paid — $140,502)					1,256,298	280,622
Total Unaffiliated Investments (Cost — $15,360,474)					15,258,896	15,497,570

Investment in Controlled Affiliate	Units	Fair Value $
Internet Software & Services
Excalibur IP, LLC (1)(5)	3,434	250,000
Total Investment in Controlled Affiliate (Cost — $0) — 0.6%		250,000

Total Investments — 145.5%		62,429,624
Liability for Convertible Notes — (3.1)%		(1,327,417)
Liability for Margin Loan Payable — (7.2)%		(3,081,088)
Other Liabilities/Other Assets — (35.2)%		(15,114,524)

Net Assets Applicable to Common Shares — 100%		$42,906,595

(1)	Non-income producing securities.
(2)

The Fund is a party to a registration rights agreement with respect to its Alibaba shares. The registration rights agreement contains certain provisions restricting the ability to sell the Alibaba shares in certain circumstances. As of September 30, 2018, some of the Fund’s Alibaba shares were held in the form of ordinary shares. The Alibaba ordinary shares would need to be converted to American Depository Shares prior to any sale on the New York Stock Exchange. For the further description of this investment, see the Fund’s Registration Statement on Form N-2.

(3)	Restricted security. Resale is contigent on issuer consent, aggregate holdings equal 108.9% of the net assets of the Fund.
(4)

All or a portion of this security has been pledged as collateral in connection with the Fund’s Margin Loan Agreement. As of September 30, 2018, the number of Alibaba shares pledged as collateral was 48,125,000 and the total value of securities pledged as collateral for the Margin Loan Agreement was $4.6 billion, as well as approximately $2 billion of cash and short term investments.

(5)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal 1.2% of the net assets of the Fund.
(6)	Presented rate represents the Money Market Fund’s average 7-day % yield.
(7)	Money Market Funds do not have a set maturity date.
(8)	Coupon rate %.
(9)	Rate presented is yield as of September 30, 2018.
(10)	American-style options.

Written Warrants (1)(2)(3)	Weighted Average Strike Price $	Expiration(1)	# of Contracts	Fair Value $
Total Value of Written Warrants (Premiums Received — $91,510)	68.57	3/1/19 - 5/24/19	4	(124,300)

(1)	European style warrants.
(2)

The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a material change to the trading price of Altaba’s common stock or the value of the written warrants. The adjusted weighted average strike price of $68.57 was used in estimating the fair value of the written warrants as of September 30, 2018. Altaba and one Counterparty terminated the written warrant transaction between them in June 2018.

(3)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal (0.3)% of the net assets of the Fund.

At September 30, 2018, the tax cost basis of the Fund’s investments and derivatives was $18,916,585 and the unrealized appreciation and depreciation were $43,390,878 and ($2,139), respectively, with a net unrealized appreciation of $43,388,739.

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund intends to recognize transfers between Level 1, Level 2, and Level 3 as of the beginning of the reporting period.

The following table reflects the valuation level used in the consolidated schedule of investments as of September 30, 2018 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated investments	$46,682,054	$—	$—	$46,682,054
Unaffiliated investments:
Common shares	—	—	185	185
Money market funds	2,235,629	—	—	2,235,629
Fixed income securities:
Corporate debt	—	710,212	—	710,212
Commercial paper	—	6,414,791	—	6,414,791
Certificates of deposits	—	557,500	—	557,500
Agency bonds	—	19,938	—	19,938
Agency notes	—	2,305,633	—	2,305,633
U.S. government debt	—	2,973,060	—	2,973,060
Call options	—	—	280,622	280,622
Investment in controlled affiliate:
Excalibur (1)	—	—	250,000	250,000

Financial assets at fair value	48,917,683	12,981,134	530,807	62,429,624
Written warrants	—	—	(124,300)	(124,300)

Total financial assets and liabilities at fair value	$48,917,683	$12,981,134	$406,507	$62,305,324

(1)	Excalibur assets relate to the Fund’s patent portfolio.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Total Investments in Securities	Affiliated Investments	Unaffiliated Investments	Call Options	Investment in Controlled Affiliate	Written Warrants
Balance as of January 1, 2018	$967,575	$72,389	$10,355	$495,840	$665,000	$(276,009)
Purchases	82,435	—	—	—	—	82,435
Sales	(153,963)	—	(5,422)	(144,366)	(4,175)	—
Cost adjustment for Altaba tender offer	(10,363)	—	—	(10,363)	—	—
Change in unrealized appreciation (depreciation)	(442,740)	—	3,830	(150,014)	(415,000)	118,444
Realized gain (loss)	35,952	—	(8,578)	89,525	4,175	(49,170)
Transfers out of Level 3	(72,389)	(72,389)	—	—	—	—

Balance as of September 30, 2018	$406,507	$—	$185	$280,622	$250,000	$(124,300)

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2018, which were valued using significant unobservable inputs (Level 3) amounted to $(442,740).

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities. The fair value for Altaba’s Level 3 financial assets were obtained using a variety of techniques including Black-Scholes models, transaction price and market approaches.

The balance for the Fund’s assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of September 30, 2018 was $407 million, net.

Type of investment	Fair Value at September 30, 2018 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments—common shares	$185	Transaction price	Price per share	$2.60 - $5.20
Investment in controlled affiliate—Excalibur	$250,000	Market approach	Number of patents plus applications pending	3,434
Call options	$280,622	Black Scholes Model	Expected dividend yield	0.02%
			Risk-free interest rate	2.41%
			Market Volatility	34.48%
			Expected life (in years)	0.18
Written warrants	$(124,300)	Black Scholes Model	Expected dividend yield	0.02%
			Risk-free interest rate	2.57%
			Market Volatility	29.81% - 30.64%
			Expected life (in years)	0.54

Convertible Senior Notes

In 2013, Altaba issued $1.4375 billion aggregate principal amount of 0.00% Convertible Senior Notes due in 2018. The Convertible Notes are carried at their original issuance value, net of unamortized debt discount, and are not marked to market each period. The approximate estimated fair value of the Convertible Notes as of September 30, 2018 was approximately $1.3 billion. The estimated fair value of the Convertible Notes was determined on the basis of quoted market prices observable in the market, interest rate spreads, and time to maturity.

Through August 31, 2018, the aggregate principal amount of approximately $446 million of the Convertibles Notes have been submitted for early conversion. Upon early conversion of the Convertible Notes, holders will receive cash, shares of Altaba’s common stock, or a combination thereof, at Altaba’s election. Altaba has elected to settle all conversion requests received through August 31, 2018 in cash.

Margin Loan

On February 23, 2018, Altaba HK MC Limited (the “Borrower”) entered into a $3 billion margin loan agreement (the “Margin Loan Agreement”) with JPMorgan Chase Bank, N.A., London Branch (“JPM”) and Credit Suisse AG, Cayman Islands Branch (“CS”; and JPM and CS, collectively referred to, along with other financial institutions that may become party to the Margin Loan Agreement as lenders from time to time, the “Lenders”). Loans under the Margin Loan Agreement will bear interest at a variable rate of 3 Month LIBOR plus a margin of 2.25% and have a maturity date in February 2021.

Quantitative Disclosure of Derivative Holdings

The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for on the Fund’s financial positions. The Fund entered into several transactions to hedge the impact of dilution from potential exercise of the Convertible Notes. In conjunction with the hedge transactions, the Fund sold written warrants to reduce the overall cost of the hedge. These derivatives are not accounted for as hedging instruments.

There is no master netting arrangement policy on these derivatives.

Fair value of derivative instruments as of September 30, 2018 (in thousands):

Derivative Instruments	Statement of Assets and Liabilities Location	Call Spread
Call options	Unaffiliated investments	$280,622
Written warrants	Written warrants	$(124,300)

The average quarterly fair value of purchased options during the period ended September 30, 2018 was $428 million.

The average quarterly fair value of written warrants during the period ended September 30, 2018 was $238 million.

The realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives recognized on the consolidated statement of operations for the period ended September 30, 2018 are as follows (in thousands):

Amount of realized gain (loss) on derivatives recognized as a result of operations:

	Call Options	Written Warrants	Total
Equity contracts	$89,525	$(49,170)	$40,355

Total	$89,525	$(49,170)	$40,355

Change in unrealized appreciation (depreciation) on derivatives recognized as a result of operations:

	Call Options	Written Warrants	Total
Equity contracts	$(150,014)	$118,444	$(31,570)

Total	$(150,014)	$118,444	$(31,570)

Investments in Affiliates(1)

If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period ended September 30, 2018 in securities of affiliated companies:

	Alibaba Group Holding Limited	Yahoo Japan Corporation	Gomaji Corp., Ltd.	Hortonworks, Inc. - Common Shares	Hortonworks, Inc. - Common Warrants	Hortonworks, Inc. - Series A Stock Warrants
Balance of shares held at January 1, 2018	383,565,416	2,025,923,000	3,589,942	3,845,806	476,368	3,250,000
Purchases	—	—	—	—	—	—
Sales	(100,250,000)	(2,025,923,000)	(146,000)	(7,572,174)	—	—
Shares converted related to the Altaba tender offer	—	—	—	3,726,368	(476,368)	(3,250,000)
Balance of shares held at September 30, 2018	283,315,416	—	3,443,942	—	—	—
Fair value as of September 30, 2018(2)	$46,679,048	$—	$3,006	$—	$—	$—
Change in unrealized appreciation (depreciation)(2)	$(18,756,856)	$(6,413,480)	$(1,346)	$(123,483)	$—	$—
Distributions(2)(3)	$—	$167,989	$114	$—	$—	$—
Net realized gain (loss)(2)	$17,110,386	$3,572,387	$(123)	$113,800	$—	$—

Excalibur IP, LLC
Balance of patents held and applications pending at January 1, 2018	3,587
Change in patents held	(153)
Balance of patents held and applications pending at September 30, 2018	3,434
Fair value as of September 30, 2018(2)	$250,000
Change in unrealized appreciation (depreciation)(2)	$(415,000)
Distributions(2)	$—
Net realized gain (loss)(2)	$4,175

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940 (the “1940 Act”).
(2)	In thousands.
(3)	Gross dividend.

Item 2.	Controls and Procedures.

(a)

The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Altaba Inc.

By (Signature and Title):	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date:	October 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date:	October 31, 2018

By (Signature and Title):	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date:	October 31, 2018